                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-2914) of HighwayMaster Communications, Inc. of our report dated February 11, 1998 appearing on page F-1 of this Annual Report on Form 10-K.


PRICE WATERHOUSE LLP

Dallas, Texas
March 30, 1998